Exhibit 99.3

CERTIFICATION

          I, Charles R. Howe, II, Chief Financial Officer of LASER Mortgage Management, Inc. (the “Company”), pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, do hereby certify, as of the date hereof, as follows:

          1.     The Annual Report on Form 10-K of the Company for the year ended December 31, 2002 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

          2.     The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:  March 31, 2003

/s/ Charles R. Howe, II

Charles R. Howe, II
Vice President, Chief Financial Officer and
Treasurer